ASSIGNMENT AND ASSUMPTION AGREEMENT	6 Months Ended
Oct. 31, 2017
Notes to Financial Statements
NOTE 11 - ASSIGNMENT AND ASSUMPTION AGREEMENT

On September 1, 2016, the Company entered into a stock assignment agreement with LatAm Services, LLC (“LatAm”), whose members are officers and directors of the Company, pursuant to which LatAm acquired MCCH, a wholly owned subsidiary of the Company, and MCC and CC, majority owned subsidiaries of MCCH (see Note 1). On September 18, 2017, the Company, the members of LatAm and William B. Short (“Short”), an unrelated individual, entered into an Assignment and Assumption Agreement pursuant to which Short acquired the member interests in LatAm, thereby acquiring all the assets and assuming all the liabilities of MCCH, MCC and CC. Prior to the Assignment and Assumption Agreement with Short on September 18, 2017, the accounts of MCCH, MCC and CC were consolidated with those of the Company and its other subsidiaries. The following is a summary of the accounts purchased or assumed by Short (there was no book value to the assets):

Liabilities assumed:
Accounts payable	$95,655
Accrued expenses	254,575
Note payable, currently in default	300,000
Total liabilities assumed	650,230
Additional paid- in capital	550,041
Total	1,200,271
Value of common shares issued	(110,000)

Gain	$1,090,271

Short agreed to assume all liabilities and hold the Company harmless from any and all liabilities (contingent or otherwise). In consideration therefor, the Company issued Short 10,000,000 shares of its Class A common stock, valued at $110,000, or $0.011 per share, equal to the market value of the stock on the date of the agreement, which amount was recorded as reduction in the gain recognized. With the acquisition of these subsidiaries by LatAm and subsequently by Short, MMEX has exited the Hunza coal project to focus on energy related projects under its new business plan.